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[LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-93266 on Form S-8 of our report dated August 30, 1996 (October 9, 1996 as to
Note 3), appearing in this Annual Report on Form 10-K of the California Culinary Academy, Inc. for the year ended June 30, 1996.



/s/ Deloitte & Touche LLP

October 9, 1996